Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW EMERGING MARKETS DEBT ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DaTED March 11, 2025

On March 10, 2025, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”) approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Please note that trading in Fund shares on NYSE Arca, Inc. (“NYSE Arca”) will be halted effective as of the close of business on April 8, 2025, and the Fund will be liquidated as a series of the Trust on or around April 15, 2025 (the “Liquidation Date”). You may sell your shares of the Fund on NYSE Arca until the end of the trading day on April 8, 2025. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on April 8, 2025.

Any shareholder holding shares in the Fund as of April 13, 2025 will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments. As a result, the Fund may deviate from its stated investment strategies and policies and may no longer be managed to meet its investment objective prior to the cessation of trading in Fund shares on NYSE Arca on April 8, 2025. Under such circumstances, the Fund is not expected be able to achieve its investment objective.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE